UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 27, 2008
Entertainment Properties Trust
(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	1-13561 (Commission File Number)	43-1790877 (I.R.S. Employer Identification No.)
30 West Pershing Road, Suite 201
Kansas City, Missouri 64108
(Address of principal executive office)(Zip Code)
(816) 472-1700
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
          On March 27, 2008, the Company entered into two separate and independent underwriting agreements, each with J.P. Morgan Securities, Inc., and Morgan Stanley & Co. Incorporated, as representatives of the underwriters named therein (the “Underwriters”). The first underwriting agreement (the “Series E Underwriting Agreement”) was entered into in connection with the public offering of 3,000,000 of the Company’s 9.00% Series E cumulative convertible preferred shares of beneficial interest (the “Series E Preferred Shares”), par value $0.01 per share, and the granting of an over-allotment option for an additional 450,000 Series E Preferred Shares to the Underwriters. The second underwriting agreement was entered into in connection with the separate, concurrent public offering of 2,100,000 of the Company’s common shares of beneficial interest (the “Common Shares”), par value $0.01 per share, and the granting of an over-allotment option for an additional 315,000 Common Shares to the Underwriters.
          The Company has filed separate prospectus supplements in connection with these offerings, each dated March 27, 2008, and each filed with the Securities and Exchange Commission on March 28, 2008, as updated on March 31, 2008. The completion of the offering of Series E Preferred Shares is not subject to the completion of the concurrent offering of Common Shares and the completion of the concurrent offering of Common Shares is not subject to the completion of the offering of Series E Preferred Shares.
          From time to time, the Underwriters and/or their affiliates have engaged in, and may in the future engage in, investment banking and other commercial dealings in the ordinary course of business with the Company for which they have received, and expect to receive, customary fees and commissions. JPMorgan Chase Bank, N.A., an affiliate of one of the Underwriters, J.P. Morgan Securities, Inc., is a lender under the Company’s unsecured revolving credit facility. In addition, a holding company of JPMorgan Chase Bank, N.A. has entered into a merger agreement with a holding company of Bear Stearns Corporate Lending Inc. Bear Stearns Corporate Lending, Inc. is also a lender under the credit facility. Royal Bank of Canada, an affiliate of one of the Underwriters, RBC Capital Markets Corporation, is also a lender under the credit facility. The same Underwriters are participating in each of the offerings of Common Shares and Series E Preferred Shares.
          The net proceeds of these offerings are expected to be used for general business purposes, which may include funding the acquisition, development or financing of properties, or the repayment of debt. Pending this application, the Company expects to use the net proceeds to reduce indebtedness under its unsecured revolving credit facility and to invest any remaining net proceeds in interest-bearing securities which are consistent with the Company’s qualification as a real estate investment trust under the Internal Revenue Code of 1986, as amended.
          The foregoing description of the underwriting agreements does not purport to be complete and is subject to, and qualified in its entirety by, reference to the underwriting agreements, which are attached as Exhibit 1.1 and Exhibit 1.2 hereto, and are incorporated herein by reference.

Item 3.03. Material Modification to Rights of Security Holders.
          The Company intends to issue 3,000,000 Series E Preferred Shares pursuant to the Series E Underwriting Agreement referenced in Item 1.01 of this Current Report. The Company also granted the Underwriters an over-allotment option to purchase an additional 450,000 shares. The following is a summary description of the powers, preferences and rights of the Series E Preferred Shares and the general effect of the issuance of such shares on the Company’s other classes of securities holders. The description is a summary and, as such, does not purport to be complete and is subject to, and is qualified in its entirety, by reference to all of the terms and conditions of the Series E Preferred Shares in the related Articles Supplementary and in the Company’s Declaration of Trust.
          Holders of Series E Preferred Shares will be entitled to receive cumulative cash distributions at a rate of 9.00% per annum of the $25.00 per share liquidation preference (equivalent to $2.25 per year per share). Beginning on July 15, 2008, distributions on the Series E Preferred Shares will be payable quarterly in arrears on the 15th day of each January, April, July, and October or, if not a business day, the next business day. Distributions on the Series E Preferred Shares issued in the offering will be cumulative from the date of original issuance, which is expected to be April 2, 2008. The Series E Preferred Shares rank senior to the Company’s common shares with respect to the payment of dividends and on a parity with the Company’s Series B, Series C, and Series D preferred shares.
          If the Company is liquidated, dissolved or wound up, holders of the Series E Preferred Shares will have the right to receive $25.00 per share, plus accrued and unpaid distributions through the date of payment, before any payments are made to the holders of the Company’s common shares and any other shares of beneficial interest ranking junior to the Series E Preferred Shares as to liquidation rights. The rights of the holders of the Series E Preferred Shares to receive their liquidation preference will be subject to the proportionate rights of each other series or class of the Company’s shares ranked on a parity with the Series E Preferred Shares, including the Company’s Series B, Series C, and Series D preferred shares.
          Holders of Series E Preferred Shares generally have no voting rights. However, if the Company does not pay distributions on the Series E Preferred Shares for six or more quarterly periods (whether or not consecutive), the holders of the Series E Preferred Shares, voting together with the holders of any other class or series of the Company’s preferred shares which have similar voting rights, including the Series B, Series C, and Series D preferred shares, will be entitled to vote for the election of two additional trustees to serve on the Company’s board of trustees until the Company pays all distributions which it owes on the preferred shares. In addition, the affirmative vote of the holders of at least two-thirds of the Series E Preferred Shares is required for the Company to authorize, create or increase capital shares ranking senior to the Series E Preferred Shares or to amend its declaration of trust in a manner that materially and adversely affects the rights, preferences, privileges or voting powers of the Series E Preferred Shares.
          The Series E Preferred Shares will not have any maturity date, and the Company is not required to redeem the Series E Preferred Shares.

          Each holder of the Series E Preferred Shares will have the right, at its option, to convert all or some of its Series E Preferred Shares into common shares of the Company. The initial conversion rate will be 0.4512 common shares per $25.00 liquidation preference, which is equivalent to an initial conversion price of approximately $55.41 per common share.
          Upon conversion, the Company will deliver, at its option, either (1) a number of common shares based upon the applicable conversion rate, or (2) an amount of cash and common shares as follows:
•	Cash in an amount equal to the lesser of (a) the conversion value and (b) the $25.00 liquidation preference, and

•	If the conversion value is greater than the $25.00 liquidation preference, a number of common shares equal to the difference between the conversion value and the $25.00 liquidation preference, divided by the average of the closing sale price of the Company’s common shares during the cash settlement averaging period.
          On and after April 20, 2013, the Company will have the right, at its option, to convert some or all of the Series E Preferred Shares at the then applicable conversion rate. That conversion option will be exercisable only if the closing sale price of the Company’s common shares equals or exceeds 150% of the then applicable conversion price of the Series E Preferred Shares for at least 20 trading days in a period of 30 consecutive trading days (including the last trading day of such period) ending on the trading day immediately prior to the Company’s issuance of a press release announcing its exercise of such conversion option.
          The conversion rate is subject to adjustment upon the occurrence of certain events, including:
•	the issuance of distributions on the Company’s common shares payable in common shares;

•	certain subdivisions, and combinations and reclassifications of the Company’s common shares;

•	the Company’s issuance of certain rights or warrants;

•	the Company’s distribution of indebtedness, non-cash assets or certain shares of beneficial interest;

•	the Company distribution in any calendar quarter to its common shareholders any cash, including quarterly cash distributions, in excess of $0.84 per common share (such per share amount to be subject to adjustment in certain circumstances); and

•	certain tender or exchange offers.
          If the holder elects to convert its Series E Preferred Shares in connection with a “Fundamental Change” that occurs on or prior to April 20, 2018, the conversion rate for such Series E Preferred Shares may be increased based on the share price of the Company’s common shares at the time of such Fundamental Change. There will be no such increase if the share price is greater than $125.00 per share or less than $48.18 per share (such per share amounts to be subject to adjustment in certain circumstances).

          In the event of a Fundamental Change, when the applicable price of common shares is less than $48.18 per share, holders of Series E Preferred Shares will have a special right to convert some or all of their Series E Preferred Shares into a number of the Company’s common shares (subject to certain limitations) per $25.00 liquidation preference equal to such liquidation preference plus accrued and unpaid distributions to but not including the conversion date divided by 98% of the market price of the common shares (generally defined as the average of the closing sale prices of the Company’s common shares for the ten consecutive trading days ending on the third trading day prior to such conversion date). In the event that a holder exercises that special conversion right, the Company will have the right to repurchase for cash all or any part of the Series E Preferred Shares as to which the special conversion right was exercised at a repurchase price equal to 100% of the liquidation preference of the Series E Preferred Shares to be repurchased plus accrued and unpaid distributions to, but not including, the repurchase date and, if the repurchase right is exercised, the holder will not have the special conversion right described in this paragraph.
          A “Fundamental Change” generally will be deemed to occur upon the occurrence of a “change in control” or a “termination of trading”. A “change in control” generally will be deemed to occur at such time as:
•	any “person” or “group” (as those terms are used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) is or becomes the “beneficial owner” (as that term is used in Rule 13d-3 under the Exchange Act), directly or indirectly, of 50% or more of the total outstanding voting power of all classes of the Company’s shares of beneficial interest entitled to vote generally in the election of trustees (the “voting share”);

•	there occurs a sale, transfer, lease, conveyance or other disposition of all or substantially all of the Company’s property or assets, or of all or substantially all of the property or assets of the Company and its subsidiaries on a consolidated basis, to any “person” or “group” (as those terms are used in Sections 13(d) and 14(d) of the Exchange Act), including any group acting for the purpose of acquiring, holding, voting or disposing of securities within the meaning of Rule 13d-5(b)(1) under the Exchange Act;

•	the Company consolidates with, or merges with or into, another person or any person consolidates with, or merges with or into, the Company, unless the persons that “beneficially owned,” directly or indirectly, the Company’s voting share(s) immediately prior to such consolidation or merger “beneficially owned”, directly or indirectly, immediately after such consolidation or merger, shares of the surviving or continuing corporation’s voting share representing at least a majority of the total outstanding voting power of all outstanding classes of voting share of the surviving or continuing corporation;

•	the following persons cease for any reason to constitute a majority of the Company’s board of trustees:
o	individuals who on the first issue date of the Series E Preferred Shares constituted the Company’s board of trustees; and

o	any new trustees whose election to the Company’s board of trustees or whose nomination for election by the Company’s shareholders was approved by at least a majority of the Company’s trustees then still in office either who were trustees on such first issue date of the Series E Preferred Shares or whose election or nomination for election was previously so approved; or
•	the Company is liquidated or dissolved or holders of its shares of beneficial interest approve any plan or proposal for our liquidation or dissolution.
          Notwithstanding the foregoing, a transaction described in the second and third bullet points above will not constitute a change in control if at least 90% of the consideration (other than cash payments for fractional shares or pursuant to statutory appraisal rights) in such transaction consists of common shares and any associated rights traded on a U.S. national securities exchange (or which will be so traded when issued or exchanged in connection with such transaction).
          A “termination of trading” is deemed to occur if the Company’s common shares (or other common shares into which the Series E Preferred Shares are then convertible) are neither listed for trading on a United States national securities exchange nor approved for trading on an established automated over-the-counter trading market in the United States.
          The Fundamental Change conversion and repurchase feature summarized above may make more difficult or discourage a party from taking over the Company and removing incumbent management.
          The foregoing is a summary of material terms of the Series E Preferred Shares and does not purport to be complete. This summary is subject to, and is qualified in its entirety by reference to all of the terms and conditions of the Series E Preferred Shares in the related Articles Supplementary and in the Company’s Declaration of Trust. The Articles Supplementary are attached as Exhibit 3.1 hereto and are incorporated herein by reference. A form of the Series E Preferred Shares Certificate is attached as Exhibit 4.1 hereto and is incorporated herein by reference.
Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
          On April 1, 2008, the Company filed Articles Supplementary with the Maryland Department of Assessments and Taxation designating the powers, preferences and rights of the Series E Preferred Shares. The filing was in connection with the underwriting agreement for the Series E Preferred Shares disclosed in Item 1.01 of this Current Report. A summary description of the powers, preferences and rights of the Series E Preferred Shares is disclosed in Item 3.03 of this Current Report. The Articles Supplementary are attached as Exhibit 3.1 hereto and incorporated herein by reference. A form of the Series E Preferred Shares Certificate is attached as Exhibit 4.1 hereto and is incorporated herein by reference.
WARNING CONCERNING FORWARD LOOKING STATEMENTS
THIS REPORT CONTAINS STATEMENTS WHICH CONSTITUTE FORWARD LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 AND OTHER FEDERAL SECURITIES LAWS,

INCLUDING WITH RESPECT TO THE COMPANY’S PLANNED ISSUANCE OF THE SERIES E PREFERRED SHARES AND COMMON SHARES (INCLUDING THE OVER-ALLOTMENT OPTIONS) AND ITS INTENDED USE OF THE PROCEEDS. THESE FORWARD LOOKING STATEMENTS ARE BASED UPON THE COMPANY’S PRESENT INTENT, BELIEFS OR EXPECTATIONS, BUT FORWARD LOOKING STATEMENTS ARE NOT GUARANTEED TO OCCUR AND MAY NOT OCCUR. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE CONTAINED IN OR IMPLIED BY THE COMPANY’S FORWARD LOOKING STATEMENTS AS A RESULT OF VARIOUS FACTORS. YOU SHOULD NOT PLACE UNDUE RELIANCE UPON FORWARD LOOKING STATEMENTS.
Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
Exhibit 1.1	Underwriting Agreement for the Series E Preferred Shares, dated March 27, 2008, among Entertainment Properties Trust and J.P. Morgan Securities, Inc., and Morgan Stanley & Co. Incorporated.
Exhibit 1.2	Underwriting Agreement for the Common Shares, dated March 27, 2008, among Entertainment Properties Trust and J.P. Morgan Securities, Inc., and Morgan Stanley & Co. Incorporated.
Exhibit 3.1	Articles Supplementary designating the powers, preferences and rights of the 9.00% Series E cumulative convertible preferred shares.
Exhibit 4.1	Form of 9.00% Series E cumulative convertible preferred shares certificate.
Exhibit 5.1	Opinion of Stinson Morrison Hecker LLP as to the legality of the Series E Preferred Shares.
Exhibit 5.2	Opinion of Stinson Morrison Hecker LLP as to the legality of the Common Shares.
Exhibit 8.1	Opinion of Stinson Morrison Hecker LLP regarding certain U.S. Federal Income Tax Matters in connection with the issuance of the Series E Preferred Shares.
Exhibit 8.2	Opinion of Stinson Morrison Hecker LLP regarding certain U.S. Federal Income Tax Matters in connection with the issuance of the Common Shares.
Exhibit 23.1	Consent of Stinson Morrison Hecker LLP to the filing of Exhibit 5.1 herewith (included in its opinion filed as Exhibit 5.1).
Exhibit 23.2	Consent of Stinson Morrison Hecker LLP to the filing of Exhibit 5.2 herewith (included in its opinion filed as Exhibit 5.2).

Exhibit 23.3	Consent of Stinson Morrison Hecker LLP to the filing of Exhibit 8.1 herewith (included in its opinion filed as Exhibit 8.1).
Exhibit 23.4	Consent of Stinson Morrison Hecker LLP to the filing of Exhibit 8.2 herewith (included in its opinion filed as Exhibit 8.2).

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ENTERTAINMENT PROPERTIES TRUST
By:	/s/ Mark A. Peterson
	Name:	Mark A. Peterson
	Title:	Vice President, Treasurer and Chief Financial Officer

Date: April 1, 2008

INDEX TO EXHIBITS

Exhibit	Description
Exhibit 1.1	Underwriting Agreement for the Series E Preferred Shares, dated March 27, 2008, among Entertainment Properties Trust and J.P. Morgan Securities, Inc., and Morgan Stanley & Co. Incorporated.
Exhibit 1.2	Underwriting Agreement for the Common Shares, dated March 27, 2008, among Entertainment Properties Trust and J.P. Morgan Securities, Inc., and Morgan Stanley & Co. Incorporated.
Exhibit 3.1	Articles Supplementary designating the powers, preferences and rights of the 9.00% Series E cumulative convertible preferred shares.
Exhibit 4.1	Form of 9.00% Series E cumulative convertible preferred shares certificate.
Exhibit 5.1	Opinion of Stinson Morrison Hecker LLP as to the legality of the Series E Preferred Shares.
Exhibit 5.2	Opinion of Stinson Morrison Hecker LLP as to the legality of the Common Shares.
Exhibit 8.1	Opinion of Stinson Morrison Hecker LLP regarding certain U.S. Federal Income Tax Matters in connection with the issuance of the Series E Preferred Shares.
Exhibit 8.2	Opinion of Stinson Morrison Hecker LLP regarding certain U.S. Federal Income Tax Matters in connection with the issuance of the Common Shares.
Exhibit 23.1	Consent of Stinson Morrison Hecker LLP to the filing of Exhibit 5.1 herewith (included in its opinion filed as Exhibit 5.1).
Exhibit 23.2	Consent of Stinson Morrison Hecker LLP to the filing of Exhibit 5.2 herewith (included in its opinion filed as Exhibit 5.2).
Exhibit 23.3	Consent of Stinson Morrison Hecker LLP to the filing of Exhibit 8.1 herewith (included in its opinion filed as Exhibit 8.1).
Exhibit 23.4	Consent of Stinson Morrison Hecker LLP to the filing of Exhibit 8.2 herewith (included in its opinion filed as Exhibit 8.2).